UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012 (May 31, 2012)

GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On May 31, 2012 at 10:00 AM (EDT), Gaylord Entertainment Company (the “Company”) hosted a conference call to discuss its decision to sell the Gaylord Hotels brand and management of its four hotels to Marriott International (“Marriott”) and its plans to reorganize and elect to be taxed as a real estate investment trust (“REIT”) effective January 1, 2013. A transcript of the call is attached as Exhibit 99.1 and incorporated herein by reference. The information contained in the transcript is a textual representation of the conference call. There may be material errors, omissions or inaccuracies in the textual representation of the conference call. The Company assumes no responsibility to correct or update the transcript. Users are advised to review the audio version of the conference call (which, as of the date hereof, is available via the Company’s Investor Relations website page at www.gaylordentertainment.com) and the Company’s other filings with the Securities and Exchange Commission (“SEC”) before making any investment or other decision with respect to the Company.

Cautionary Statement Concerning Forward-Looking Statements

The conference call (including the transcript thereof attached as Exhibit 99.1) contains “forward-looking statements” concerning the Company’s goals, beliefs, expectations, strategies, objectives, plans, future operating results and underlying assumptions, and other statements that are not necessarily based on historical facts. Examples of these statements include, but are not limited to, statements regarding the closing of the Marriott sale transaction and the fulfillment of conditions to the closing, the Company’s expectation to elect REIT status, the timing and effect of that election, the form, timing and amount of the special earnings and profits distribution, the anticipated amount of conversion and other costs relating to the transactions, the amounts of revenue and cost synergies, and other business or operational issues. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders or the private letter ruling from the IRS; the Company’s expectation to elect and qualify for REIT status, the timing and effect of that election; the Company’s ability to remain qualified as a REIT; the form, timing and amount of the special earnings and profits distribution; the Company’s and Marriott’s ability to consummate the sale; operating costs and business disruption may be greater than expected; and the Company’s ability to realize cost savings and revenue enhancements from the REIT conversion.

Additional Information and Where to Find It

The Company expects to restructure its operations in connection with the proposed REIT conversion and as part of this restructuring it intends to prepare a proxy statement to be filed with the SEC. The Company plans to file with the SEC other documents regarding the REIT conversion. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE REIT CONVERSION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REIT CONVERSION. The final proxy statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations website page at www.gaylordentertainment.com or by sending a written request to the Company’s Secretary at Gaylord Entertainment Company, One Gaylord Drive, Nashville, Tennessee 37214, or by calling the Secretary at (615) 316-6000.

Interests of Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the REIT conversion. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 3, 2012 and February 24, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed REIT conversion will be contained in the proxy statement to be filed by the Company with the SEC when it becomes available.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Transcript of Conference Call on May 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date: May 31, 2012	By:	/s/ Carter R. Todd
	Name:	Carter R. Todd
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Transcript of Conference Call on May 31, 2012